UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 25, 2017

Life Clips, Inc.

(Exact Name of Registrant as Specified in its Charter)

Wyoming

(State or other jurisdiction of incorporation)

333-198828	46-2378100
(Commission File Number)	(IRS Employer Identification No.)

233 S. Sharon Amity Road, Suite 201, Charlotte, NC 28211

(Address of principal executive offices) (Zip Code)

(800) 292-8991

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the FORM 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Finigan Resignation

On January 25, 2017, Robert Finigan resigned from his position as President of Life Clips, Inc., a Wyoming corporation (the “Company”). The resignation was not the result of any disagreements with the Company. A copy of Mr. Finigan’s resignation letter is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

99.1*	Letter of resignation of Mr. Finigan.

*filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2017

LIFE CLIPS, INC.

/s/ Victoria Rudman
Victoria Rudman, Chief Financial Officer